                  THIS AMENDMENT NO. 2 TO MASTER AGREEMENT (the "Amendment") is dated as of this __ day of August 1999, by and between JOHNSTOWN INDUSTRIAL DEVELOPMENT CORPORATION, a nonprofit corporation organized and existing under the laws of the Commonwealth of Pennsylvania and an industrial development agency certified by PIDA ("JIDC"), the COUNTY OF CAMBRIA, a county of the fourth class under the laws of Pennsylvania ("Cambria County"), the CITY OF JOHNSTOWN, a home rule city of the third class organized and existing under its home rule charter (the "City of Johnstown") (JIDC, Cambria County, and the City of Johnstown collectively, the "Assistance Entities"), and REPUBLIC TECHNOLOGIES INTERNATIONAL, LLC, a Delaware limited liability company (the "Borrower").

                                    ARTICLE I

                                   BACKGROUND

                  1.01. The Assistance Entities, together with the COMMONWEALTH OF PENNSYLVANIA, acting by and through the DEPARTMENT OF COMMERCE ("Commerce'), THE COMMONWEALTH OF PENNSYLVANIA acting by and through the DEPARTMENT OF COMMUNITY AFFAIRS ("DCA"), THE PENNSYLVANIA INDUSTRIAL DEVELOPMENT AUTHORITY, a body corporate and politic and an agency and instrumentality of the Commonwealth of Pennsylvania (`PIDA"), are parties to a Master Agreement dated July 18, 1994, as amended by Amendment No.1 thereto dated September 21, 1994 (such agreement, as so amended, the "original Master Agreement"), providing for the acquisition and subsequent modernization, by a Delaware corporation then named BRW STEEL CORPORATION and subsequently renamed BAR TECHNOLOGIES, INC. authorized to carry on business as a foreign corporation (such corporation, "BarTech"), of certain facilities in

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                                                                               2


Cambria County, Pennsylvania formerly owned by Bethlehem Steel Corporation and comprising a portion of its Bar, Rod and Wire Division and for financial assistance to BarTech by the Assistance Entities for a portion of the cost of such acquisition and modernization.

                  1.02. In connection with a recapitalization of and a change in control in BarTech effected April 2, 1996, BarTech and certain of the Assistance Entities entered into a letter agreement dated March __,1996, providing for amendment of certain of the terms and conditions of the original Master Agreement (the "1996 Letter Agreement"), a true and correct copy of which is attached as Exhibit A hereto.

                  1.03. Subsequent to the 1996 Letter Agreement, BarTech has requested and the Assistance Entities have agreed to certain additional changes to the Original Master Agreement, as set forth in a letter from John M. Whitlock, Deputy Chief Counsel of the Commonwealth of Pennsylvania Department of Community and Economic Development to BarTech dated October 31,1997 (the "1997 Letter Agreement"), a true and correct copy of which is attached as Exhibit B hereto.

                  1.04. As of the date hereof, the following events are taking place, pursuant to a Master Restructuring Agreement dated ________,1999, a true and correct copy of which, exclusive of exhibits, schedules and appendices, is attached as Exhibit C-1 hereto (the "Master Restructuring Agreement"), and as described in a Consent Information Memorandum dated July __, 1999, a true and correct copy of which is attached as Exhibit C-2 hereto: (a) the Facility is being acquired by the Borrower named herein, (b) the PIDA Loans and the Sunny Day Loan (each as defined in the Master Agreement) are being prepaid in full,
(c) the Assistance Entities whose loans are not being prepaid in full are consenting to the placement of additional senior and superior liens on the Facility Real Property and Facility Equipment, pursuant to an Amended and

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                                                                               3


Restated Intercreditor and Subordination Agreement of even date herewith between and among the Borrower, the Assistance Entities, United States Trust Company of New York, as Collateral Agent, United States Trust Company of New York, as Trustee (the "Trustee"), BankBoston, N.A., as Agent (the "Agent"), Republic Technologies International Holdings, LLC, a Delaware limited liability company ("Holdings"), RTI Capital Corp., a Delaware corporation, Bliss & Laughlin LLC, a Delaware limited liability company ("Bliss LLC"), Canadian Drawn Steel Company, a Canadian corporation, Nimishillen & Tuscarawas, LLC, a Delaware limited liability company ("N&T") and certain other parties thereto (the "Intercreditor Agreement"), (d) the ECP Loan is being closed, (e) all payments of principal and interest on the BID Loan and CDBG Loans required under the respective notes therefor to be paid on or before the date hereof are being made as of the date hereof to the extent not made previously, notwithstanding any prior waiver or deferral agreement by the Assistance Entities or any of them with respect thereto; (f) the terms of the EDP Loans, the BID Loan, the CDBG Loan and the
Section 108 Loans (as defined in the Section 108 Loan Agreement dated as of July 20, 1994, as amended, between and among Cambria County, the City of Johnstown, BarTech, and "BRW Steel Corporation--Johnstown", a former subsidiary of BarTech subsequently merged into BarTech (such agreement, the "Section 108 Loan Agreement", and such loans, the "Section 108 Loans") (the EDP Loans, the BID Loan, the CDBG Loans and the Section 108 Loans collectively, the "Loans") are being assumed by the Borrower and amended and restated as set forth in Amended and Restated Loan Agreements and Amended and Restated Notes being executed and delivered by the Borrower concurrently herewith, and (g) BarTech is being released from is obligations in respect of the Loans.

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                                                                               4


                  1.05. In light of the foregoing, the Assistance Entities and the Borrower wish to enter into this Amendment No. 2 to the Master Agreement to reflect the changes described herein and to confirm the amendments, waivers and payment deferrals referred to in the 1996 Letter Agreement and 1997 Letter Agreement.

                  NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, the parties hereto, intending to be legally bound hereby, agree as follows:

                                   ARTICLE II

                     AMENDMENTS TO ORIGINAL MASTER AGREEMENT

                  Section 2.01. Substitution of Borrower for BarTech. On the date hereof, Borrower will assume all the obligations, responsibilities and liabilities of BarTech in respect of the Loans, and each of Holdings, Bliss LLC, and N&T (the "Guarantors") will guarantee and act as surety for such obligations. Subject to this assumption by the Borrower and guarantee by the Guarantors, the Assistance Entities will release and discharge BarTech from all obligations in respect of the Loans, and BarTech will release and discharge the Assistance Entities from any and all obligations to it. The parties hereto agree that any reference to "Borrower" in the Master Agreement shall mean the Borrower as defined in this Amendment.

                  Section 2.02. Closing on ECP Loan. Borrower, the Guarantors and the City of Johnstown will execute and deliver the Loan Agreement, Note and Guaranty for the ECP Loan in substantially the form attached as Exhibits D-1, D-2 and D-3 hereto; subject to such execution and delivery by the Borrower and the Guarantors, the City of Johnstown will disburse the proceeds of the ECP Loan to the Borrower on the date hereof.

                  Section 2.03. Repayment Sunny Day Loans: Payment of Arrearages. On the date hereof, Borrower will repay the full outstanding principal and interest balances of the PIDA and

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                                                                               5


Sunny Day Loans by wire transfer to the Commonwealth of Pennsylvania as directed by the Commonwealth of Pennsylvania. On the date hereof, Borrower will pay to JIDC an aggregate amount equal to the difference between the sum of all scheduled payments of principal and interest due to be made under the BID Note as originally in effect (without giving effect to any deferral of principal or interest payments heretofore granted) and the sum of all such payments actually made through the date hereof. On the date hereof, Borrower will pay to Cambria County an aggregate amount equal to the difference between the sum of all scheduled payments of principal and interest due to be made under the CDBG Note as originally in effect (without giving effect to any deferral of principal or interest payments heretofore granted) and the sum of all such payments actually made through the date hereof.

                  Section 2.04. Amended and Restated Loan Documents; Amendment No. 2 to Section 108 Loan Agreement. The EDP Loans, CDBG Loans, and BID Loans shall be amended and restated as set forth in Exhibits E-1 through E-_, F-1 through F-_, and G-1 through G-_ attached hereto. The Section 108 Loan Agreement shall be amended as set forth in Amendment No. 2 to the Section 108 Loan Agreement set forth as Exhibit H hereto.

                  Section 2.05. Appendix C: Appendix C to the original Master Agreement is hereby restated and replaced in is entirety by the form of Appendix C attached to this Amendment. All references in any of the Loan Documents to "Appendix C to the Master Agreement" shall henceforth refer to Appendix C as amended and restated herein.

                  To induce the Assistance Entities to consent to the transactions occurring on the date hereof, including without limitation the assumption of the Loans by Borrower and the release of BarTech, Borrower assumes and repeats, as of the date of this Amendment, the representations and warranties set forth in Appendix C to the Master Agreement.

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                                                                               6


                  Section 2.06. Amended and Restated Appendix D. Except as otherwise provided in this Amendment, Appendix D to the original Master Agreement is hereby restated and replaced in its entirety by the form of Appendix D attached to this Amendment. All references in any of the Loan Documents to "Appendix D to the Master Agreement" shall henceforth refer to Appendix D as amended and restated herein.

                  Section 2.07. Affirmation of 1997 Letter Agreement. Any other provision of this Amendment notwithstanding, the Borrower accepts and agrees to the 1997 Letter Agreement and to those provisions of the original Master Agreement specifically amended or otherwise referred to in the 1997 Letter Agreement. Without limiting the generality of the foregoing, Section D.1.5 of the Original Master Agreement (as amended by the 1997 Letter Agreement) shall remain unchanged and shall not be amended hereby.

                  Section 2.08. Fulfillment of Financing Obligations. Borrower acknowledges that, upon receipt by the Borrower of the proceeds of the ECP Loan as described in section 2.02 hereof, the Assistance Entities, Commerce, PIDA and DCA shall have fulfilled in all respects their obligations to provide funds under the Master Agreement.

                  Section 2.09. Collateral. The Collateral for the Loans shall be as set forth in Section 4.2 of the Intercreditor Agreement.

                  Section 2.10. Release of Lower Works Property and Separation of Utilities. The Assistance Entities acknowledge the cooperation of BarTech in preparing for the donation of the property known as the "Lower Works" to one or more of the Assistance Entities for purposes of industrial redevelopment and historic preservation, including without limitation the incurrence by BarTech of significant expense for separation of utilities and improvement of access to the Lower Works site. Borrower pledges to use its best reasonable efforts to complete the donation of the

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                                                                               7


Lower Works in a timely fashion and in connection therewith to carry out the currently identified projects for access and separation of utilities. The parties hereto agree that any reference to the "Facility" in the Master Agreement shall henceforth be deemed not to refer to the Lower Works.

                                   ARTICLE III

                                  MISCELLANEOUS

                  Section 3.01. (a) References to Master Agreement. All references in this instrument and in all other agreements, instruments and documents executed and delivered by the parties hereto or any of them to the Master Agreement shall be deemed to refer to the original Master Agreement as further amended by this Amendment and as hereafter amended, supplemented or otherwise modified pursuant to its terms.

                  (b) Upon execution and delivery of this instrument, each reference in the Master Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import, and each reference in any document related thereto or executed in connection therewith or herewith, shall mean and be a reference to the Master Agreement as amended hereby and the Master Agreement and this Amendment shall be read together and construed as one single instrument.

                  Section 3.02 Master Agreement Preserved. (a) Except as expressly amended by this Agreement, the original Master Agreement and any document related thereto or executed in connection therewith, shall remain in full force and effect and are hereby ratified and confirmed.

                  (b) The Master Agreement, as defined in this Amendment to include the amendments referred to herein, shall be automatically incorporated by reference in all agreements, instruments and documents executed and delivered by the parties hereto or any of


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                                                                               8


them which incorporate the Master Agreement by reference therein, all of which are expressly ratified and confirmed hereby.

                  (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any party under the Master Agreement or any document related thereto or constitute a waiver of the Master Agreement or any provision of any document related thereto.

                  Section 3.03. Defined Terms. All capitalized terms used but not defined herein shall have the meanings ascribed to them in the Master Agreement, or, if not defined in the Master Agreement, in the Intercreditor Agreement.

                  Section 3.04. Address for Notices. For purposes of the Master Agreement and the Loan Documents, notices to the Borrower shall be addressed to the following address, or to such other address as Borrower may direct in a notice to the Assistance Entities:


                   REPUBLIC TECHNOLOGIES INTERNATIONAL LLC
                   3770 Embassy Parkway
                   Akron, OH  44333
                   Telecopy:   (330) 670-3020
                   Attn:  Thomas Tyrrell


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                                                                               9


                  IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed by their duly authorized officers as of the day and year first above written.


                                       THE CITY OF JOHNSTOWN


                                       By:
--------------------------------          -------------------------------------
City Clerk                                City Manager


ATTEST:                                JOHNSTOWN INDUSTRIAL DEVELOPMENT
                                         CORPORATION


                                       By:
--------------------------------          -------------------------------------
County Clerk                              Title:  President



ATTEST:                                THE COUNTY OF CAMBRIA


                                       By:
--------------------------------          -------------------------------------
County Clerk                              President Commissioner


ATTEST:                                REPUBLIC TECHNOLOGIES INTERNATIONAL, LLC.


                                       By:
--------------------------------          -------------------------------------
                                          Title:
(COMPANY SEAL)


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                                                                              10


               ACKNOWLEDGEMENT BY THE COMMONWEALTH OF PENNSYLVANIA


                  The Commonwealth of Pennsylvania, Acting by and through its Department of Community and Economic Development (formerly known as the Department of Commerce), on its own behalf and as successor to the Commonwealth of Pennsylvania Acting by and through the Department of Community Affairs, hereby acknowledges and consents to the execution and delivery by the Assistance Entities of this Amendment No. 2 to Master Agreement.



                                THE COMMONWEALTH OF PENNSYLVANIA, Acting by and through its DEPARTMENT OF COMMUNITY AND ECONOMIC DEVELOPMENT


                                By:
                                    -------------------------------------
                                    Emily J. White, Deputy Secretary



                                By:
                                    -------------------------------------
                                    David E. Black, Deputy Secretary